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                                                           Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33- 32307 and 33-44063) of The Penn Traffic Company of our report dated June 12, 1998, appearing on page 1 of this Form 11-K.






PRICE WATERHOUSE LLP

Syracuse, New York
June 12, 1998

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